UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.       )

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Honeywell International Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on April 28, 2008
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The following materials are available for view:

2008 Notice and Proxy Statement and 2007 Annual Report

To view this material, have the 12-digit Control #(s) available and visit: www.proxyvote.com

If you want to receive a paper or e-mail copy of the above listed documents, you must request one. There is no charge to you for requesting a copy.
To facilitate timely delivery please make the request as instructed below on or before April 14, 2008.

To request material:    Internet: www.proxyvote.com     Telephone: 1-800-579-1639     **Email: sendmaterial@proxyvote.com

**If requesting material by e-mail please send a blank e-mail with the 12 Digit Control# (located on the following page) in the subject line.
Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

      HONEYWELL INTERNATIONAL INC.
      101 COLUMBIA ROAD
      MORRISTOWN, NJ 07962
HONEYWELL INTERNATIONAL, INC.

Vote In Person

Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Standard Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

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The Annual Meeting for holders as of February 29, 2008 is to be held on April 28, 2008 at 10:30 a.m. at: 101 Columbia Road Morris Township, N.J.	DIRECTIONS TO HONEYWELL’S HEADQUARTERS 101 Columbia Road, Morristown, N.J.

• From Rte. 80 (East or West) and Rte. 287 South: Take Rte. 80 to Rte. 287 South to Exit 37 (Rte. 24 East —Springfield). Follow Rte. 24 East to Exit 2A (Rte. 510 West — Morristown), which exits onto Columbia Road. At second traffic light, make left into Honeywell.

• From Rte. 287 North: Take Rte. 287 North to Exit 37 (Rte. 24 East — Springfield). Follow Rte. 24 East to Exit 2A (Rte. 510 West — Morristown), which exits onto Columbia Road. At second traffic light, make left into Honeywell.

• From Newark International Airport: Take Rte. 78 West to Rte. 24 West (Springfield — Morristown). Follow Rte. 24 West to Exit 2A (Rte. 510 West — Morristown), which exits onto Columbia Road. At second traffic light, make left into Honeywell.

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          Voting items

1. Election of Directors

The Board of Directors recommends a vote "FOR"
Nominees (A) through (J).

A.	Gordon M. Bethune

B.	Jaime Chico Pardo

C.	David M. Cote

D.	D. Scott Davis

E.	Linnet F. Deily

F.	Clive R. Hollick

G.	Bradley T. Sheares

H.	Eric K. Shinseki

I.	John R. Stafford

J.	Michael W. Wright

The Board of Directors recommends a vote "FOR"
Proposals (2) and (3).

2.	Approval of Independent Accountants

3.	Amendment To The Restated Certificate of Incorporation-Right to Call a Special Meeting of Shareowners

The Board of Directors recommends a vote "AGAINST"
Proposal (4).

4.	Pay-for-Superior-Performance Principle

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